Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date: Nov 1, 1995
Original Settlement Date: Nov 21, 1995
Series Number of Class A-1 Certificates: 441919AG2
Series Number of Class A-2 Certificates: N/A
Original Sale Balance: $637,660,000

Distribution Date:	20-Feb-01
Determination Date:	19-Feb-01
Month:	63
Servicer Certificate (Page 1 of 4)
Distribution Date:	02/20/01

Investor Certificateholder Floating Allocation Percentage	88.28%
Investor Certificateholder Fixed Allocation Percentage	97.90%

Aggregate Amount of Collections	3,458,803.32
Aggregate Amount of Interest Collections	1,214,120.41
Aggregate Amount of Principal Collections	2,244,682.91

Int. Collections Alloc. to Investor	1,071,770.19
Class A Principal Collections	2,059,180.17
Seller Interest Collections	142,350.22
Seller Principal Collections	185,502.74

Weighted Average Loan Rate	14.18%
Net Loan Rate	13.18%

Weighted Average Maximum Loan Rate	19.01%

Class A-1 Certificate Rate	6.0863%
Maximum Investor Certificate Rate	13.1800%
Class A-1 Certificate Interest Distributed	422,692.30
Class A-1 Investor Certificate Interest Shortfall before Draw	0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-1 Carryover Interest Amount	0.00

Maximum Principal Dist. Amount (MPDA)	2,197,544.57
Alternative Principal Dist. Amount (APDA)	2,059,180.17
Rapid Amortization Period? (Y=1, N=0)	0.00
Scheduled Principal Distribution Amount (SPDA)	2,059,180.17

Principal allocable to Class A-1	2,059,180.17

SPDA deposited to Funding Account	0.00

Accelerated Principal Distribution Amount	0.00

APDA allocable to Class A-1	0.00

Reimbursement to Credit Enhancer	0.00

Net Yield Trigger Calculation (Insurance Agreement) Monthly	6.20%
Net Yield Trigger Calculation (Insurance Agreement) 3 month avg	5.52%
Spread Trigger hit?	No

Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	112,438.97

Cumulative Investor Liquidation Loss Amount	112,438.97

Total Principal allocable to A-1	2,171,619.14

Servicer Certificate (Page 2 of 4)
Distribution Date:	02/20/01

Beginning Class A-1 Certificate Principal Balance	86,214,249.94

Ending Class A-1 Certificate Principal Balance	84,042,630.80

Pool Factor (PF)	0.131798499
Retransfer Deposit Amount	0.00
Servicing Fees Distributed	74,556.35
Beg. Accrued and Unpaid Inv. Servicing Fees	0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	0.00
End. Accrued and Unpaid Inv. Servicing Fees	0.00

Current Investor Net Realized Loss	112,438.97
Investor Loss Reduction Amount	0.00

Beginning Pool Balance	101,350,516.84
Ending Pool Balance	99,164,011.63
Beginning Invested Amount	89,467,618.94
Ending Invested Amount	87,295,999.80
Beginning Seller Principal Balance	11,882,897.90
Ending Seller Principal Balance	11,868,011.83
Additional Balances	185,502.74

Beginning Funding Account Balance	0.00
Ending Funding Account Balance	0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Certs.)	$0.00
Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)	$0.00
Principal Balance of Subsequent Funding Loans Purchased in Period	$0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.	$0.00

Beginning Pre-Funding Account Balance	0.00
Ending Pre-Funding Account Balance	0.00
Pre-Funding Earnings	0.00

Beginning Capitalized Interest Account	0.00
Capital Interest Requirement (Transferred to Collection Account)	0.00
Ending Capitalized Interest Account	0.00

Beginning Spread Account Balance	6,506,737.00
Ending Spread Account Balance	6,506,737.00

Beginning Seller Interest	11.7246%
Ending Seller's Interest	11.9681%

Delinquency & REO Status
30 - 59 days (Del Stat 3)
No. of Accounts	297
Trust Balance	9,855,710.19
60 - 89 days (Del Stat 4)
No. of Accounts	59
Trust Balance	1,677,395.08
90+ days (Del Stat 5+)
No. of Accounts	124
Trust Balance	3,507,107.34
Servicer Certificate (Page 3 of 4)
Distribution Date:

270+ days (Del Stat 11+)
No. of Accounts	73
Trust Balance	1,520,956.98
REO
No. of Accounts	24
Trust Balance	847,796.20

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No
Aggregate of Credit Enhancement Draw Amounts exceed	No
1% of the Cit-off Balance and Pre-Funded Amount
Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement?	No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	0.00
Amount Distributed to Seller	327,852.96
Master Servicer Credit Facility Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00
Spread Account Draw Amount	0.00
Capitalized Interest Account Draw	0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))	0.00
Amount paid to Trustee	0.00
Cumulative Draw under Policy	0.00
Net Yield	5.52%

Total Available Funds
Aggregate Amount of Collections	3,458,803.32
Deposit for principal not used to purchase subsequent loans	0.00
Interest Earnings on the Pre-Funding Account	0.00
Deposit from Capitalized Interest Account	0.00
Total	3,458,803.32

Application of Available Funds
Servicing Fee	74,556.35
Prinicpal and Interest to Class A-1	2,594,311.44

Seller's portion of Principal and Interest	327,852.96
Funds deposited into Funding Account (Net)	0.00
Funds deposited into Spread Account	0.00
Excess funds released to Seller	462,082.57
Total	3,458,803.32
Servicer Certificate (Page 4 of 4)
Distribution Date:

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:	02/20/01

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	88.2754%
Class A Certificateholder Fixed Allocation Percentage	97.9000%

Beginning Class A-1 Certificate Balance	86,214,249.94

Class A-1 Certificate Rate	6.086250%

Class A-1 Certificate Interest Distributed	0.662880

Class A-1 Certificate Interest Shortfall Distributed	0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall	0.000000

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	3.405607

Maximum Principal Distribution Amount	3.446264
Scheduled Principal Distribution Amount (SPDA)	3.229276
Accelerated Principal Distribution Amount	0.000000
Aggregate Investor Liquidation Loss Amount Distributed	0.176331

Total Amount Distributed to Certificateholders	4.068487

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	84,042,630.80

Class A-1 Factor	0.131798499

Pool Factor (PF)	0.131798499

Unreimbursed Liquidation Loss Amount	$0
Accrued Interest on Unreimbursed Liquidation Loss Amount	$0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	$0

Class A Servicing Fee	74,556.35

Beginning Invested Amount	89,467,618.94
Ending Invested Amount	87,295,999.80
Beginning Pool Balance	101,350,516.84
Ending Pool Balance	99,164,011.63

Spread Account Draw Amount	0.00
Credit Enhancement Draw Amount	0.00

DELINQUENCY & REO STATUS
30 - 59 days (Del Stat 3)
No. of Accounts	297
Trust Balance	9,855,710.19

60 - 89 days (Del Stat 4)
No. of Accounts	59
Trust Balance	1,677,395.08
Statement to Certificateholders (Page 2 of 2)
Distribution Date:

90+ days (Del Stat 5+)
No. of Accounts	124
Trust Balance	3,507,107.34

REO
No. of Accounts	24
Trust Balance	847,796.20

Current Net Realized Loss	127,372.87

Class A-1 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00

Pre-Funded Amount (Ending)	0.00

Subsequent Pre-Funding Mortgage Loans
No. of Accounts	0
Trust Balance	0.00

Capitalized Interest Account (Ending)	0.00

Earnings on the Pre-Funding Account	0.00